UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) July 1, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



         STATE OF DELAWARE                  1-143           38-0572515
         -----------------                  -----           ----------
     (State or other jurisdiction of     (Commission     (I.R.S. Employer
     Incorporation or Organization)      File Number)   Identification No.)

     300 Renaissance Center,                              48265-3000
     Detroit, Michigan                                     (Zip Code)
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On July 1, 2005, General Motors Corporation (GM) issued a news release announcing June 2005 sales. The release is as follows:

GM Reports 558,092 Deliveries in June, Up 41 Percent

Best Sales Since September 1986

Truck Deliveries Up 68 Percent, Setting All-Time Industry Record

Full-Size Pickups and Sport Utilities Establish New Industry Sales Benchmarks

Best-Ever Sales for GMC, HUMMER and Saab

Cadillac and Chevrolet Have Best Sales Since 1986

DETROIT - General Motors dealers in the U.S. sold 558,092 new cars and trucks in June, up 41 percent compared to year-ago sales. This was GM's best sales month since September 1986. The strong results were paced by all-time industry record truck sales (382,601) that were up 68 percent. GM led the industry in full-size pickup deliveries, which were up 102 percent. Car sales (175,491) were up 4 percent, with several new vehicles, including Cadillac STS, Chevrolet Cobalt, Pontiac G6 and Buick LaCrosse, posting record sales results.

Calendar year-to-date sales are up 2.5 percent, with truck deliveries up 6 percent and car sales down 3 percent. Second-quarter sales increased 9 percent, with truck deliveries up 12 percent and car sales up 3 percent.

"We had great results across the board in June, and our truck business was exceptionally strong," said Mark LaNeve, GM vice president, North America Vehicle Sales, Service and Marketing. "We see this as an indication that America's desire for trucks and SUVs is still a strong force in the marketplace. It's really pretty simple - offer great vehicles that people want, match that with outstanding value, and you'll get great results."

LaNeve went on to say that the `GM Employee Discount for Everyone' exceeded expectations. "We were confident that our `Employee Discount' program would hit a responsive cord, but we were a little surprised by just how strong the results were, including bringing over one hundred and fifty thousand new customers into the GM family in June. This definitely moves us in the right direction as we gear up to introduce our 2006 models," he added.

Chevrolet had its best sales since 1986, driven by record truck sales that were up 66 percent. Silverado led the industry in full-size pickup sales, up 102 percent with its best-ever sales. Colorado (up 82 percent) and Equinox (up 138 percent) also claimed all-time record deliveries. Chevrolet's newest cars, Cobalt and Aveo, both beat their previous best-ever sales results. Cobalt deliveries were up 7 percent compared to May and Aveo sales improved 94.5 percent versus year-ago levels.

Cadillac continued its strong sales performance, also posting its best sales since 1986, with sales up 64 percent. June's results were paced by record CTS sales, up 49 percent. STS continues to build sales momentum with its best sales results since launch. On the truck side, each vehicle in the Escalade portfolio posted sales gains. Escalade sales were up 30 percent, ESV increased 42 percent and EXT rose 55 percent.

Buick-Pontiac-GMC combined deliveries were up 35 percent compared to last year, led by best-ever GMC deliveries, up 85 percent versus year-ago levels. A number of all-time GMC records were achieved, including best-ever monthly deliveries for Canyon (up 178 percent), Sierra (up 127 percent) and Yukon (up 96 percent). Buick posted strong sales results in June, with deliveries up 31 percent. LaCrosse sales rose 51 percent, its best sales since launch, setting month-over-month sales increases for six of seven months since its launch. Buick truck deliveries were up in June, paced by strong Rainier (up 34 percent) and Rendezvous (up 73 percent) sales. Pontiac G6 had its best-ever sales in June as the first coupes began arriving in dealerships.

The all-new HUMMER H3, which as a 2006 model was not included in the `GM Employee Discount for Everyone' program, is off to a strong start with 3,841 units sold in June. HUMMER had its best sales month since the launch of the division mid-2002, with deliveries up 199 percent compared to year-ago levels. H2 deliveries established a new June record, with sales up 31 percent compared to year-ago levels.

Saturn also had a strong sales month (up 33 percent), led by record June deliveries for Vue, which were up 66 percent compared to year-ago levels. Relay also had its best sales-to-date, with deliveries that were 31 percent above May levels.

Saab had its best-ever sales results in its 49-year history in the U.S., with deliveries up 57 percent compared to last June. The 9-2X had its best sales-to-date, posting a 77 percent improvement over May sales. Production of the all-new 9-7X SUV continues to ramp up.

Certified Used Vehicles

June sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Used Cars from Saturn and Saab Certified Pre-Owned Vehicles, were 43,530 units, down 2 percent from last year. Total calendar year-to-date certified GM sales are 259,357 units, comparable to last year's results for the same period.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted sales of 35,855 units, down 4 percent from June 2004. Year-to-date sales for GM Certified Used Vehicles are 219,730 units, up 1 percent.

Cadillac Certified Pre-Owned Vehicles posted sales of 3,401 units, up 19 percent. Cadillac Certified year-to-date sales are up 15 percent over the same period in 2004. Used Cars from Saturn sold 3,320 units, down 6 percent. Saab Certified Pre-Owned Vehicles sold 954 units, up 21 percent.

"GM's luxury certified brands performed strongly in June, with Cadillac Certified Pre-Owned sales up 19 percent and Saab Certified Pre-Owned up 21 percent," LaNeve said. "GM Certified Used Vehicles, the top-selling certified brand, continues to lead all manufacturers in the category, with year-to-date sales ahead of last year's segment-record performance."

GM North America Reports June and 2005 Second-Quarter Production Results, 2005 Third-Quarter Production Forecast Remains Unchanged

GM North America in June produced 416,600 vehicles (143,600 cars and 273,000 trucks), compared to 482,000 vehicles (194,000 cars and 288,000 trucks) produced in June 2004. Production totals include joint venture production of 23,000 vehicles in June 2005 and 25,000 vehicles in June 2004.

GM North America built 1.247 million vehicles (458,000 cars and 789,000 trucks) in the second quarter of 2005. In the second quarter of 2004, GM North America built 1.389 million vehicles (543,000 cars and 846,000 trucks). The region's 2005 third-quarter production forecast remains unchanged at 1.1 million vehicles (405,000 cars and 695,000 trucks). In the third quarter of 2004, the region produced 1.209 million vehicles (463,000 cars and 746,000 trucks).

GM also announced revised 2005 second-quarter and third-quarter production forecasts for its international regions:

GM Europe - GM Europe's revised 2005 second-quarter production forecast is 501,000 vehicles, down 2,000 vehicles from last month's guidance. In the second quarter of 2004, GM Europe built 503,000 vehicles. The region's revised 2005 third-quarter production forecast is 407,000 vehicles, up 4,000 units from last month's guidance. In the third quarter of 2004, GM Europe built 411,000 vehicles.

GM Asia Pacific - GM Asia Pacific's revised 2005 second-quarter production estimate is 400,000 vehicles, up 4,000 vehicles from last month's guidance. In the second quarter of 2004, GM Asia Pacific built 337,000 vehicles. The region's revised 2005 third quarter production estimate is 432,000 vehicles, up 18,000 units from last month's guidance. In the third quarter of 2004, GM Asia Pacific built 314,000 vehicles.

GM Latin America, Africa and the Middle East - The region's revised 2005 second-quarter production estimate is 196,000 vehicles, up 1,000 vehicles from last month's guidance. In the second quarter of 2004, the region built 172,000 vehicles. The region's revised 2005 third-quarter production estimate is 204,000 vehicles, up 5,000 units from last month's guidance. In the third quarter of 2004, the region built 185,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader since 1931. Founded in 1908, GM today employs about 321,000 people around the world. It has manufacturing operations in 32 countries and its vehicles are sold in 200 countries. In 2004, GM sold nearly 9 million cars and trucks globally, up 4 percent and the second-highest total in the company's history. GM's global headquarters are at the GM Renaissance Center in Detroit. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  June                    January - June
-------------------------------------------------------------------------------
 Curr S/D:   26                           % Chg
 Prev S/D:   25         2005      2004    per S/D     2005       2004    %Chg
-------------------------------------------------------------------------------
Vehicle Total          558,092   380,267    41.1   2,352,370   2,295,621   2.5
-------------------------------------------------------------------------------
Car Total              175,491   161,709     4.3     919,111     945,538  -2.8
-------------------------------------------------------------------------------
Truck Total            382,601   218,558    68.3   1,433,259   1,350,083   6.2
-------------------------------------------------------------------------------
Light Truck Total      375,338   213,261    69.2   1,401,510   1,326,388   5.7
-------------------------------------------------------------------------------
Light Vehicle Total    550,829   374,970    41.2   2,320,621   2,271,926   2.1
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 Market Division
   Vehicle Total                                      Calendar Year-to-Date
                                  June                    January - June
-------------------------------------------------------------------------------
                                          % Chg
                        2005      2004    per S/D    2005      2004      %Chg
-------------------------------------------------------------------------------
Buick                   37,446    27,462    31.1     148,854     162,456  -8.4
Cadillac                29,444    17,289    63.8     121,600     105,992  14.7
Chevrolet              326,632   220,475    42.5   1,408,333   1,312,279   7.3
GMC                     88,971    46,292    84.8     308,302     283,122   8.9
HUMMER                   6,754     2,175   198.6      17,368      12,827  35.4
Oldsmobile                 145     1,325   -89.5       1,432      23,767 -94.0
Other - Isuzu            1,803     1,510    14.8       7,414       6,819   8.7
Pontiac                 36,665    42,670   -17.4     213,645     255,636 -16.4
Saab                     6,614     4,045    57.2      20,968      19,430   7.9
Saturn                  23,618    17,024    33.4     104,454     113,293  -7.8
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    158,693   152,587     0.0     856,354     901,166  -5.0
-------------------------------------------------------------------------------
Light Truck            375,338   213,261    69.2   1,401,510   1,326,388   5.7
-------------------------------------------------------------------------------

 Twenty-Six selling days for the June period this year and twenty- five for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                    June 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                    June                January - June
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    26       25
-------------------------------------------------------------------------------
Century                    628     9,157   -93.4       5,379      40,740 -86.8
LaCrosse                10,694         0   ***.*      45,114           0 ***.*
LeSabre                 15,203    10,319    41.7      46,361      57,495 -19.4
Park Avenue                223     2,191   -90.2       1,916      10,590 -81.9
Regal                       26       887   -97.2         508      10,242 -95.0
      Buick Total       26,774    22,554    14.1      99,278     119,067 -16.6
-------------------------------------------------------------------------------
CTS                      7,340     4,743    48.8      33,108      29,233  13.3
DeVille                  9,449     5,273    72.3      30,211      30,071   0.5
Eldorado                     0         0   ***.*           0           7 ***.*
Seville                      3       247   -98.8         125       2,249 -94.4
STS                      3,719         0   ***.*      17,477           0 ***.*
XLR                        478       321    43.2       2,367       1,910  23.9
     Cadillac Total     20,989    10,584    90.7      83,288      63,470  31.2
-------------------------------------------------------------------------------
Aveo                     9,058     4,479    94.5      35,245      21,255  65.8
Camaro                       0         0   ***.*           0         127 ***.*
Cavalier                   492    19,163   -97.5      17,337     103,918 -83.3
Classic                      7     8,705   ***.*      42,350      55,187 -23.3
Cobalt                  27,444         0   ***.*     102,981           0 ***.*
Corvette                 2,417     3,398   -31.6      16,634      18,388  -9.5
Impala                  16,579    19,930   -20.0     123,760     139,460 -11.3
Malibu                  17,745    15,593     9.4     100,863      66,154  52.5
Monte Carlo              2,931     3,890   -27.6      18,342      26,774 -31.5
Prizm                        0         0   ***.*           0           5 ***.*
SSR                        773       630    18.0       4,994       5,442  -8.2
    Chevrolet Total     77,446    75,788    -1.7     462,506     436,710   5.9
-------------------------------------------------------------------------------
Alero                      125       668   -82.0       1,046      17,388 -94.0
Aurora                       0        10   ***.*          18         164 -89.0
Intrigue                     0         0   ***.*           0          55 ***.*
    Oldsmobile Total       125       678   -82.3       1,064      17,607 -94.0
-------------------------------------------------------------------------------
Bonneville                 948     2,777   -67.2       7,232      15,647 -53.8
Firebird                     0         0   ***.*           0         109 ***.*
G6                      11,874         0   ***.*      53,441           0 ***.*
Grand Am                   569    14,796   -96.3      29,800      83,935 -64.5
Grand Prix               9,524     9,612    -4.7      48,504      70,890 -31.6
GTO                      1,442       598   131.9       6,907       3,687  87.3
Sunfire                  1,686     3,638   -55.4      19,598      18,483   6.0
Vibe                     7,322     6,130    14.9      33,320      31,489   5.8
     Pontiac Total      33,365    37,551   -14.6     198,802     224,240 -11.3
-------------------------------------------------------------------------------
9-2X                     1,999        48   ***.*       4,225          49 ***.*
9-3                      3,608     3,005    15.4      13,373      14,786  -9.6
9-5                        691       992   -33.0       3,007       4,595 -34.6
       Saab Total        6,298     4,045    49.7      20,605      19,430   6.0
-------------------------------------------------------------------------------
ION                     10,043     8,827     9.4      48,920      51,678  -5.3
Saturn L Series            451     1,682   -74.2       4,648      13,336 -65.1
Saturn S Series              0         0   ***.*           0           0 ***.*
      Saturn Total      10,494    10,509    -4.0      53,568      65,014 -17.6
-------------------------------------------------------------------------------
        GM Total       175,491   161,709     4.3     919,111     945,538  -2.8
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     158,693   152,587     0.0     856,354     901,166  -5.0
-------------------------------------------------------------------------------
GM Import               16,798     9,122    77.1      62,757      44,372  41.4
-------------------------------------------------------------------------------
        GM Total       175,491   161,709     4.3     919,111     945,538  -2.8
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                    June 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                    June                January - June
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    26       25
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             26,774    22,554    14.1      99,278     119,067 -16.6
Cadillac Total          20,989    10,584    90.7      83,288      63,470  31.2
Chevrolet Total         68,388    71,309    -7.8     427,261     415,455   2.8
Oldsmobile Total           125       678   -82.3       1,064      17,607 -94.0
Pontiac Total           31,923    36,953   -16.9     191,895     220,553 -13.0
Saturn Total            10,494    10,509    -4.0      53,568      65,014 -17.6
     GM North America
       Total*          158,693   152,587     0.0     856,354     901,166  -5.0
===============================================================================
Chevrolet Total          9,058     4,479    94.5      35,245      21,255  65.8
Pontiac Total            1,442       598   131.9       6,907       3,687  87.3
Saab Total               6,298     4,045    49.7      20,605      19,430   6.0
     GM Import Total    16,798     9,122    77.1      62,757      44,372  41.4
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             37,446    27,462    31.1     148,854     162,456  -8.4
Cadillac Total          29,444    17,289    63.8     121,600     105,992  14.7
Chevrolet Total        326,632   220,475    42.5   1,408,333   1,312,279   7.3
GMC Total               88,971    46,292    84.8     308,302     283,122   8.9
HUMMER Total             6,754     2,175   198.6      17,368      12,827  35.4
Oldsmobile Total           145     1,325   -89.5       1,432      23,767 -94.0
Other-Isuzu Total        1,803     1,510    14.8       7,414       6,819   8.7
Pontiac Total           36,665    42,670   -17.4     213,645     255,636 -16.4
Saab Total               6,614     4,045    57.2      20,968      19,430   7.9
Saturn Total            23,618    17,024    33.4     104,454     113,293  -7.8
     GM Total          558,092   380,267    41.1   2,352,370   2,295,621   2.5
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    June 2005
-------------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                                    June               January - June
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    26       25
-------------------------------------------------------------------------------
Rainier                  1,955     1,399    34.4       7,550      10,004 -24.5
Rendezvous               6,303     3,509    72.7      33,417      33,385   0.1
Terraza                  2,414         0   ***.*       8,609           0 ***.*
    Total Buick         10,672     4,908   109.1      49,576      43,389  14.3
-------------------------------------------------------------------------------
Escalade                 3,643     2,698    29.8      15,064      16,560  -9.0
Escalade ESV             1,839     1,246    41.9       7,185       6,860   4.7
Escalade EXT             1,082       670    55.3       4,416       4,910 -10.1
SRX                      1,891     2,091   -13.0      11,647      14,192 -17.9
  Total Cadillac         8,455     6,705    21.2      38,312      42,522  -9.9
-------------------------------------------------------------------------------
Astro                    1,436     4,104   -66.4      14,551      19,495 -25.4
C/K Suburban(Chevy)     12,482     8,414    42.6      44,781      55,536 -19.4
Chevy C/T Series            22        22    -3.8         126         220 -42.7
Chevy W Series             293       277     1.7       1,426       1,156  23.4
Colorado                19,240    10,166    82.0      75,387      50,251  50.0
Equinox                 17,217     6,964   137.7      70,985      23,460 202.6
Express Cutaway/G Cut    1,816     1,615     8.1       9,347       9,016   3.7
Express Panel/G Van      9,292     5,895    51.6      44,216      36,979  19.6
Express/G Sportvan       2,151     1,745    18.5      12,802       9,672  32.4
Kodiak 4/5 Series          880       797     6.2       5,350       3,977  34.5
Kodiak 6/7/8 Series        416       447   -10.5       2,154       2,008   7.3
S/T Blazer                 534     3,184   -83.9       4,032      25,155 -84.0
S/T Pickup                   1       715   -99.9         140       8,100 -98.3
Tahoe                   25,062    13,810    74.5      81,472      89,089  -8.5
Tracker                     15     1,300   -98.9         443      10,309 -95.7
TrailBlazer             30,532    19,339    51.8     118,379     122,832  -3.6
Uplander                 7,760         0   ***.*      36,196           0 ***.*
Venture                    816     7,254   -89.2       5,529      43,298 -87.2
................................................................................
     Avalanche           9,862     6,652    42.6      34,283      42,109 -18.6
     Silverado-C/K
       Pickup          109,359    51,987   102.3     384,228     322,907  19.0
Chevrolet Fullsize
  Pickups              119,221    58,639    95.5     418,511     365,016  14.7
................................................................................
  Chevrolet Total      249,186   144,687    65.6     945,827     875,569   8.0
-------------------------------------------------------------------------------
Canyon                   5,416     1,875   177.7      20,246      10,855  86.5
Envoy                   16,531     8,295    91.6      57,246      61,960  -7.6
GMC C/T Series              20        17    13.1         112         299 -62.5
GMC W Series               859       671    23.1       2,869       2,585  11.0
Safari (GMC)               330     1,663   -80.9       2,635       4,780 -44.9
Savana Panel/G Classic   2,093     1,597    26.0      11,483      10,256  12.0
Savana Special/G Cut       701     2,919   -76.9       8,738      12,329 -29.1
Savana/Rally               271       229    13.8       1,277       1,265   0.9
Sierra                  38,971    16,499   127.1     126,181      98,370  28.3
Sonoma                       2       286   -99.3          63       2,631 -97.6
Topkick 4/5 Series       2,080       507   294.5       7,714       3,198 141.2
Topkick 6/7/8 Series       890     1,049   -18.4       4,584       3,433  33.5
Yukon                   12,590     6,166    96.3      38,415      42,107  -8.8
Yukon XL                 8,217     4,519    74.8      26,739      29,054  -8.0
     GMC Total          88,971    46,292    84.8     308,302     283,122   8.9
-------------------------------------------------------------------------------
HUMMER H1                   46        64   -30.9         199         279 -28.7
HUMMER H2                2,867     2,111    30.6      12,369      12,548  -1.4
HUMMER H3                3,841         0   ***.*       4,800           0 ***.*
   HUMMER Total          6,754     2,175   198.6      17,368      12,827  35.4
-------------------------------------------------------------------------------
Bravada                     15       142   -89.8         247       1,337 -81.5
Silhouette                   5       505   -99.0         121       4,823 -97.5
 Oldsmobile Total           20       647   -97.0         368       6,160 -94.0
-------------------------------------------------------------------------------
Other-Isuzu F Series       129       116     6.9         600         607  -1.2
Other-Isuzu N Series     1,674     1,394    15.5       6,814       6,212   9.7
 Other-Isuzu Total       1,803     1,510    14.8       7,414       6,819   8.7
-------------------------------------------------------------------------------
Aztek                      588     1,580   -64.2       3,527      12,304 -71.3
Montana                    456     3,539   -87.6       2,534      19,092 -86.7
Montana SV6              2,256         0   ***.*       8,782           0 ***.*
   Pontiac Total         3,300     5,119   -38.0      14,843      31,396 -52.7
-------------------------------------------------------------------------------
9-7X                       316         0   ***.*         363           0  ***.*
    Saab Total             316         0   ***.*         363           0  ***.*
-------------------------------------------------------------------------------
Relay                    1,886         0   ***.*       8,567           0 ***.*
VUE                     11,238     6,515    65.9      42,319      48,279 -12.3
   Saturn Total         13,124     6,515    93.7      50,886      48,279   5.4
-------------------------------------------------------------------------------
     GM Total          382,601   218,558    68.3   1,433,259   1,350,083   6.2
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     380,170   216,512    68.8   1,423,793   1,341,595   6.1
-------------------------------------------------------------------------------
GM Import                2,431     2,046    14.2       9,466       8,488  11.5
-------------------------------------------------------------------------------
     GM Total          382,601   218,558    68.3   1,433,259   1,350,083   6.2
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     375,338   213,261    69.2   1,401,510   1,326,388   5.7
-------------------------------------------------------------------------------
GM Import                    0         0   ***.*           0           0 ***.*
-------------------------------------------------------------------------------
     GM Total          375,338   213,261    69.2   1,401,510   1,326,388   5.7
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    June 2005
-------------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                                    June               January - June
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    26       25
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             10,672     4,908   109.1      49,576      43,389   14.3
Cadillac Total           8,455     6,705    21.2      38,312      42,522   -9.9
Chevrolet Total        248,981   144,513    65.7     944,799     874,849    8.0
GMC Total               88,189    45,707    85.5     305,907     280,995    8.9
HUMMER Total             6,754     2,175   198.6      17,368      12,827   35.4
Oldsmobile Total            20       647   -97.0         368       6,160  -94.0
Other-Isuzu Total          359       223    54.8       1,371       1,178   16.4
Pontiac Total            3,300     5,119   -38.0      14,843      31,396  -52.7
Saab Total                 316         0   ***.*         363           0  ***.*
Saturn Total            13,124     6,515    93.7      50,886      48,279    5.4
    GM North America
      Total*           380,170   216,512    68.8   1,423,793   1,341,595   6.1
-------------------------------------------------------------------------------
Chevrolet Total            205       174    13.3       1,028         720  42.8
GMC Total                  782       585    28.5       2,395       2,127  12.6
Other-Isuzu Total        1,444     1,287     7.9       6,043       5,641   7.1
    GM Import Total      2,431     2,046    14.2       9,466       8,488  11.5
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             10,672     4,908   109.1      49,576      43,389  14.3
Cadillac Total           8,455     6,705    21.2      38,312      42,522  -9.9
Chevrolet Total        247,575   143,144    66.3     936,771     868,208   7.9
GMC Total               85,122    44,048    85.8     293,023     273,607   7.1
HUMMER Total             6,754     2,175   198.6      17,368      12,827  35.4
Oldsmobile Total            20       647   -97.0         368       6,160 -94.0
Pontiac Total            3,300     5,119   -38.0      14,843      31,396 -52.7
Saab Total                 316         0   ***.*         363           0 ***.*
Saturn Total            13,124     6,515    93.7      50,886      48,279   5.4
    GM North America
      Total*           375,338   213,261    69.2   1,401,510   1,326,388   5.7
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             10,672     4,908   109.1      49,576      43,389  14.3
Cadillac Total           8,455     6,705    21.2      38,312      42,522  -9.9
Chevrolet Total        247,575   143,144    66.3     936,771     868,208   7.9
GMC Total               85,122    44,048    85.8     293,023     273,607   7.1
HUMMER Total             6,754     2,175   198.6      17,368      12,827  35.4
Oldsmobile Total            20       647   -97.0         368       6,160 -94.0
Pontiac Total            3,300     5,119   -38.0      14,843      31,396 -52.7
Saab Total                 316         0   ***.*         363           0 ***.*
Saturn Total            13,124     6,515    93.7      50,886      48,279   5.4
    GM Total           375,338   213,261    69.2   1,401,510   1,326,388   5.7
------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 07/01/05



                        GMNA                                            Memo: Joint  Ventures
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------    ----  ---------   ---- -----
2005 Q2 #       458   789   1,247     501       196     400      2,344    17    49     338
O/(U) prior
forecast:@       27   (30)     (3)     (2)        1       4          0     0     2       7
-------------  ------------------- ------   -------   -----     ------

-------------  ------------------- ------   -------   -----     ------
2005 Q3 #       405   695   1,100     407       204     432      2,143    15    48     357
O/(U) prior
forecast:@        0     0       0       4         5      18         27     0     0      15
-------------  ------------------- ------   -------   -----     ------

===================================================================================================

                        GMNA                                            Memo: Joint  Ventures
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car1 Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
    2001
1st Qtr.        580   634   1,214     538       138      51      1,941    18     9      NA
2nd Qtr.        638   726   1,364     491       165      64      2,084    13    16      NA
3rd Qtr.        574   664   1,238     373       146      74      1,832    11    15      NA
4th Qtr.        573   721   1,294     441       127      67      1,929     9    16      NA
              ----- -----   -----   -----       ---     ---      -----    --    --
     CY       2,365 2,745   5,110   1,842       575     256      7,786    51    56      NA

    2002
1st Qtr.        600   753   1,353     456       131      65      2,005    11    11      NA
2nd Qtr.        688   865   1,553     453       141      74      2,221    15    17      NA
3rd Qtr.        568   740   1,308     408       132      87      1,935    19    20      NA
4th Qtr.        602   824   1,426     453       157      81      2,117    14    25      NA
              ----- -----   -----   -----       ---     ---      -----    --    --
     CY       2,458 3,182   5,640   1,770       561     307      8,278    59    73      NA

    2003
1st Qtr.        591   860   1,451     491       127      77      2,146    19    24      NA
2nd Qtr.        543   837   1,380     488       128      90      2,086    19    24      NA
3rd Qtr.        492   753   1,245     393       135     120      1,893    20    17      NA
4th Qtr.        558   827   1,385     446       157     133      2,121    16    20      NA
              ----- -----   -----   -----       ---     ---      -----    --    --
     CY       2,184 3,277   5,461   1,818       547     420      8,246    74    85      NA

    2004
1st Qtr.        525   820   1,345     473       159     296      2,273    19    19     247
2nd Qtr.        543   846   1,389     503       172     337      2,401    18    48     284
3rd Qtr.        463   746   1,209     411       185     314      2,119    16    43     261
4th Qtr.        466   811   1,277     442       200     386      2,305    17    47     324
              ----- -----   -----   -----       ---   -----      -----    --   ---   -----
     CY       1,997 3,223   5,220   1,829       716   1,333      9,098    70   158   1,116

    2005
1st Qtr.        470   713   1,183     502       185     335      2,205    16    51     287
2nd Qtr. #      458   789   1,247     501       196     400      2,344    17    49     338
3rd Qtr. #      405   695   1,100     407       204     432      2,143    15    48     357
-------------  ------------------- ------   -------   -----     ------

See notes next page.

@  Numbers may vary due to rounding
#  Denotes estimate

1 GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
2  GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
3 GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
4 GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004
5 International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)

Date:  July 1, 2005                  By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)